UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2021

FEDERAL HOME LOAN BANK OF CHICAGO
(Exact name of registrant as specified in its charter)

Federally chartered corporation		000-51401	36-6001019
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

433 West Van Buren Street, Suite 501S			60607
Chicago,	IL		(Zip Code)
(Address of principal executive offices)
(312) 565-5700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 20, 2021, James H. Hegenbarth, an incumbent director, was declared director-elect to serve as a member director of the Board of Directors (the “Board”) of the Federal Home Loan Bank of Chicago (the “Bank”). Mr. Hegenbarth is the President and Chief Executive Officer of The Park Bank in Madison, Wisconsin and was declared elected to serve a four-year term beginning January 1, 2022 and ending December 31, 2025.

This directorship is being filled without an election because the number of nominees for member director for the state of Wisconsin is equal to the number of open directorships, which is one.

Mr. Hegenbarth was declared director-elect to the Board in accordance with the rules governing the election of Federal Home Loan Bank member directors specified in the Federal Home Loan Bank Act (“Bank Act”) and the related regulations of the Federal Housing Finance Agency (“FHFA”). For more information on these rules, see “Item 10. Directors, Executive Officers and Corporate Governance” starting on page 89 in the Bank’s 2020 Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 9, 2021 (the “2020 Form 10-K”).

At the time of filing this report, Mr. Hegenbarth serves on the following Board committees of the Bank: Audit and Human Resources & Compensation. The Board has not yet determined on which committees Mr. Hegenbarth will serve beginning in 2022.

All directors serving on the Bank’s Board for 2022 will receive compensation under the Bank’s 2022 Board of Directors Compensation Policy, which has not yet been approved by the Board. They will also be entitled to participate in a non-qualified, unfunded, deferred compensation plan, under which each Bank director has the opportunity to defer all or a portion of his or her compensation.

Pursuant to the Bank Act and FHFA regulations, the Bank’s member directors are required to be an officer or director of a member of the Bank. The Bank is a cooperative, and most of the Bank’s business is conducted with its members. In the normal course of business, the Bank extends credit to members whose officers or directors may serve as directors of the Bank. The Bank extends credit to these members on market terms that are no more favorable to them than the terms of comparable transactions with other members who are not considered related parties. For further discussion, see “Related Persons and Related Transactions” on page 122 of the Bank’s 2020 Form 10-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN BANK OF CHICAGO

Date: September 20, 2021	By: /s/ Laura M. Turnquest
Laura M. Turnquest Executive Vice President, General Counsel & Corporate Secretary